LSI Industries Acquisition of JSI Store Fixtures

May 25, 2021


LOCALLY GROWN
VALLEY PROUD
ORGANIC
JSI

Disclaimer
Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements may be identified by words such as “estimates,” “anticipates,” “encourage,” “projects,” “plans,” “expects,” “can,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” or the negative versions of those words and similar expressions and by the context in which they are used. Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made. Actual results could differ materially from those contained in or implied by such forward-looking statements as a result of a variety of risks and uncertainties over which the Company may have no control. These risks and uncertainties include, but are not limited to, risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which LSI and JSI operate; uncertainties regarding the ability of LSI and JSI to promptly and effectively integrate their businesses; uncertainties regarding the reaction to the transaction of the companies' respective customers, employees, and counterparties; and risks relating to the diversion of management time on transaction-related issues. For details on additional risks and uncertainties that may cause our actual results to be materially different than those expressed in our forward-looking statements, visit https://investors.lsicorp.com as well as our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q which contain risk factors. The Company does not undertake and hereby disclaims any duty to update any forward-looking statements to reflect subsequent events or circumstances.

JSI Transaction Overview

Building our Presence Within Growing, Complementary Vertical Markets

Transaction Terms

- Transaction closed on May 21, 2021
- LSI acquired JSI Fixtures from RFE Investment partners for a cash purchase price of $90 million
- LSI funded the acquisition of JSI through existing cash and availability under its $100 million credit facility

Financial Highlights

- JSI generated full-year 2020 revenue and Adjusted EBITDA of $70 million and $10 million, respectively
- JSI provides attractive revenue growth, margin expansion and immediate adjusted EPS accretion
- LSI anticipates the pro-forma ratio of net debt outstanding to trailing 12-month adjusted EBITDA of 2.6x

Timing and Transition

- JSI integration process will commence immediately
- JSI senior leadership to remain with combined organization
- LSI retaining all 300+ employees and existing sites
- JSI to remain an independent commercial brand

Positions LSI to Become a Higher-Growth, Higher-Margin Provider of Commercial Lighting and Retail Display Solutions

Compelling Transaction Rationale

Building a Leading Commercial Lighting and Retail Display Solutions Company

Creates a Diversified Business of Scale with Meaningful Cross-selling Opportunities

- LSI will become a leading provider of lighting and merchandising solutions to the North American supermarket, convenience and specialty store channels
- JSI's established presence within the grocery channel, together with LSI's market leadership position within the petroleum convenience store and QSR channels, are highly complementary to one another, creating the potential for significant, multi-year revenue synergies

Compelling Growth Platform Within Strategic, Growing Market Vertical

- JSI is one of the largest retail merchandising solutions companies in North America, with a diverse base of recurring, long-term customers.
- JSI's annual sales have consistently outpaced industry growth in recent years, driven by significant market share gains across channels
- LSI estimates the North American remote refrigeration and fixtures market to be approximately $1.7 billion annually and growing

Capitalizes on Significant, Multi-Year Investment Cycle Within the Grocery Channel

- Increased investment in store remodels, evolving formats, cost-efficient energy-saving solutions and fresh grab-and-go options have driven increased customer appetite for aesthetically appealing, compliant refrigeration solutions and fixtures
- LSI believes its time-on-site and share-of-wallet for its lighting and graphics solutions in the grocery vertical will be significantly enhanced by the acquisition of JSI

Transaction is Immediately Accretive to Adjusted Earnings Per Share

- JSI is expected to deliver meaningful per share accretion to LSI in the first year, excluding expectations for significant acquisition-related revenue synergies.
- LSI anticipates a combination of continued, above-market revenue growth, together with significant opportunities for additional margin expansion, have the potential to support incremental accretion, over time.

JSI Store Fixtures

JSI is a Leading Provider of Retail Display Solutions to Grocery & C-Store Verticals

Established Market Leader

- **Milo, Maine** corporate headquarters
- **30** years of industry experience
- **4** Facilities throughout North America
- **255,000+** SF of manufacturing space
- **300+** non-union employees

$2.2 Billion Total Addressable Market

Grocery Stores



$1.9 Billion TAM

Complete bundled food equipment product offering to serve the entire perimeter of the store that maintains freshness, promotes food safety and drives customer sales & ROI

Convenience Stores



$330 Million TAM

Leverage bundled food equipment portfolio to further penetrate market and poised for aggressive growth with new and existing customers

Rapidly Growing, High-Margin Manufacturer of Merchandising Solutions

1	**Attractive Market Fundamentals**	Multi-channel growth opportunity in $2.2 billion market that is expected to see continued growth; significant opportunity beyond core grocery end-market
2	**Unique Value Proposition**	Technically-advanced, aesthetically-designed food equipment that drives same-store sales growth and customer loyalty
3	**Long-Term Multi-Channel Customer Relationships**	Long-term, blue-chip core customer base; average tenure of ~15 years among top accounts, with exceptionally high retention rate; significant recent growth into Western U.S and Canada
4	**Integrated Model**	Engineering, design, manufacturing, quality control, compliance and sales are all managed in-house; strategic footprint that serves national clients with on-demand solutions
5	**Credible Track Record**	Experienced management team that has driven consistent revenue growth and margin expansion through new product launches, market share gains, and tuck-in acquisitions

JSI has a Unique Value Proposition with Multiple Organic and Inorganic Growth Opportunities

JSI has an Established, Multi-Channel Product Portfolio

JSI's Innovative Products Maintain Freshness, Promote Food Safety, Drive Traffic

Diversified Based of Large, Long-Tenured National Customer Accounts

- JSI serves **13 of the top 20** pure-play NA grocers
- Average customer tenure is **15 years**
- Organic growth in refrigeration is **innovation-driven**
- **Pharmacy, QSR and foodservice** represent additional adjacent market opportunities

Growth Within Higher-Value Refrigeration



64%
36%
56%
44%
2018
2020
Non-Refrigeration
Refrigeration

Established Bundled Food Equipment Product Portfolio


Meat & Deli


Specialty


Grab-N-Go


Millwork


Wine & Spirits


Produce & Perishables


Bakery


Merchandising Foam

Organic Growth in Higher-Margin Refrigeration Revenue Has Contributed to Sustained Margin Expansion

JSI is the Industry's Only "Bundled Solution" Provider

Technically Advanced, Aesthetically-Designed Food Equipment

Technically-Advanced Refrigeration Capabilities + Complete Merchandising Solutions

1	Manufacturing capabilities in both self-contained and remote refrigeration
2	Maintains critical temperature at a variety of custom settings
3	Customer finish options such as wrapped in wood to match "farm-to-table" look
4	Easy maintenance for service technicians
5	Highly reliable componentry abiding by all regulatory requirements



1
2
3
5
4



1
3
2
4

1. Compatibility with protection accessories
2. Ability to customize stains and finishes to enable the same look across entire store
3. Ability to cross-merchandise
4. Ability to bundle refrigerated and non-refrigerated food equipment

"One-Stop" Bundled Food Equipment Solutions Represent 80% of JSI's Annual Sales

JSI Has a Scalable, Vertically-Integrated Model

Strategic Footprint Capable of Serving Deep Base of National Accounts

Fully-Integrated Model

Strategically located facilities equipped to serve existing customers and target new customer opportunities

Current footprint can generate **+$100m in annual sales with minimal investment** in capital equipment and additional labor

Since 2015, **invested $5 million** to improve efficiency, increase capacity, and prepare for long-term growth

Refrigeration has been engineered down to the componentry, which is sourced from trusted partners and assembled in-house

"One-Stop" production capabilities for bundled refrigeration and non-refrigeration food equipment

250,000+ SF of One-Stop Production Capabilities

Milo, Maine
75,000 square feet
Corporate & Manufacturing

Bangor, Maine
65,000 square feet
R&D, Manufacturing

Payson, Utah
61,000 square feet
Manufacturing

Collingwood, Ontario
77,000 square feet
Manufacturing


JSI Facilities
LSI Facilities

Design & Engineering → In-House Production → Quality Control → Compliance & Certification → Sales, Marketing & Support

Scalable Asset Base Capable of Serving High Volume of Recurring National Customer Orders on an On-Demand Basis

JSI Acquisition Provides Compelling Growth Platform

LSI will Become a Higher-Growth, Higher-Margin, Less Cyclical Business

	LSI	JSI	LSI + JSI
Facilities	**7**	**4**	**11**
Employees	**~1,100**	**~300**	**~1,400**
Annual Revenue[1]	**~$306 million**	**~$70 million**	**~$376 million**
Annual Adj. EBITDA[1]	**~$15 million**	**~$10 million**	**~$25 million**
TTM Adj. EBITDA Margin[1]	**~5%**	**~14%**	**~7%**

(1) Reflects LSI fiscal 2020 financial performance; JSI calendar 2020 financial performance

LSI is on Pace to Achieve $500 Million of Revenue and $50 Million of Adjusted EBITDA by Fiscal 2025

Executing on Our Vertical Market Strategy

JSI is Expected to Achieve Immediate Accretion in Year One Post-Transaction

Compelling Investment Thesis
Combined Business is Higher-Growth and Higher-Margin

- **JSI accelerates LSI revenue growth and margin**
- **JSI drives LSI Adjusted EPS accretion**
- **JSI expands product and services offering to new and existing customers**
- **LSI-JSI combination drives rapid de-leveraging**
- **On-track to achieve 2025 financial targets**

Execution on Core, Long-Term Strategy
Positioned for Profitable Growth

- **EXPAND** Our Vertical Focus
- **CHANGE** Our Customer Engagement
- **BUILD** Services Business
- **GROW** Through Acquisition

Combination of LSI's graphics signage and JSI's display fixtures businesses, together with LSI's deep portfolio of lighting and program management solutions, provide a compelling, one-stop value proposition

JSI Acquisition Provides Compelling Value Creation Potential for LSI Shareholders